SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K*


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 1, 2002
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                                 AZURIX CORP.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                             001-15065 76-0589114
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          (Commission File Number) (IRS Employer Identification No.)

                    1400 Smith Street, Houston, Texas 77002
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              (Address of Principal Executive Offices) (Zip Code)

                                (713) 853-6161
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


    * The Company is not subject to the filing requirements of the Securities Exchange Act of 1934. This current report is filed pursuant to contractual obligations imposed on the Company by an Indenture, dated as of February 18, 2000, under which the Company is the issuer of certain debt.


Item 5. Other Events.

         In conjunction with its sale of Wessex Water Ltd. to a subsidiary of YTL Power International Berhad, Azurix Corp., on April 1, 2002, commenced of a cash tender offer for all of the following series of its debt securities:
10-3/8% Series B Senior Dollar Notes due 2007, 10-3/8% Series A and Series B Senior Sterling Notes due 2007 and 10-3/4% Series B Senior Dollar Notes due 2010 at a total purchase price of 88% of par, including a consent amount of 1.5% of par.
         In connection with the tender offer, Azurix also commenced a solicitation from the holders of these notes of (a) consents to amend the indenture under which these notes were issued (i) to permit Azurix to sell Wessex Water Ltd., its largest subsidiary, without complying with existing provisions of the indenture and (ii) to eliminate substantially all of the covenants and restrictions and certain default provisions in the indenture, including limitations on its ability to incur indebtedness and guarantees, sell assets, redeem or repurchase stock, pay dividends and make other restricted payments, incur liens, engage in mergers or consolidations, sell all or substantially all of its assets, enter into transactions with affiliates and make investments and requirements to publish financial statements and other information, and (b) a waiver to the requirement in the indenture that Azurix file financial statements and other information with the U.S. Securities and Exchange Commission for the year ended December 31, 2001 on or before April 1, 2002 and for the first quarter of 2002 on or before May 15, 2002, the dates required under the indenture.

Item 7. Financial Statements and Exhibits.

         (c )     Exhibits.

                  99.1     Press Release issued by Azurix Corp.,
                           dated April 2, 2002.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             AZURIX CORP.

Date: April 2, 2002                     By:  /s/ Timothy J. Dorsey
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                                             Timothy J. Dorsey
                                             Vice President and General Counsel



                                 EXHIBIT INDEX


Exhibit            Description

99.1               Press release issued by Azurix Corp., dated April 2, 2002.






                                                                 Exhibit 99.1

                                                        Azurix
[Azurix Logo]                                           P.O.Box 1188
                                                        Houston, TX 77251-1188


                                                        NEWS RELEASE

                                                        Contact:
                                                        Gina Taylor
                                                        713.853.7681

AZURIX CORP. ANNOUNCES CASH TENDER OFFER FOR ITS SENIOR STERLING AND SENIOR DOLLAR NOTES
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1.       FOR IMMEDIATE RELEASE: Tuesday, April 2, 2002

         HOUSTON - Azurix Corp. announced, in conjunction with its sale of Wessex Water Ltd. to a subsidiary of YTL Power International Berhad, the April 1, 2002 commencement of a cash tender offer for all of the following series of its debt securities: 10-3/8% Series B Senior Dollar Notes due 2007, 10-3/8% Series A and Series B Senior Sterling Notes due 2007 and 10-3/4% Series B Senior Dollar Notes due 2010 at a total purchase price of 88% of par, including a consent amount of 1.5% of par, plus accrued and unpaid interest to, but not including, the date of payment.

         Azurix is soliciting consents from the holders of these notes to amendments to the indenture governing these notes to permit the sale of Wessex without complying with the existing provisions and to eliminate certain covenants, restrictions and events of default, and a waiver of the timely filing of certain financial and other information. Registered holders of at least a majority of the aggregate principal amount outstanding of each series of the notes must consent to each action described above for its approval, with Series A and Series B Senior Sterling Notes together constituting one series. The deadline to tender and consent to receive the consent amount is 5:00 p.m., New York time on April 15, 2002, unless extended. The expiration date for the tender offer and the consent solicitation is 5:00 p.m., New York time on May 3, 2002, unless extended.

         Salomon Smith Barney is acting as dealer manager of the tender offer. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. Documentation is being distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         Wessex Water Ltd. is a regional water and wastewater company providing water supply and sewerage services in a 10,000 square kilometers area across the south west of England. Wessex supplies drinking water to approximately 1.2 million people in over 500,000 properties and sewerage services to 2.5 million people.

         YTL Power International Berhad is a Malaysian incorporated company listed on the Kuala Lumpur Stock Exchange. Its principal shareholder is YTL Corporation, also listed on the KL Stock Exchange. YTL Corporation is one of the 10 largest companies in Malaysia with interests in power generation, construction contracting, cement manufacture, property development and hotels, resorts & leisure.

         This announcement does not constitute an offer with respect to any securities. The tender offer and the consent solicitation are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation, dated April 1, 2002, and the related Letter of Transmittal and Consent that Azurix is furnishing to holders of the notes.

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